UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2013

PHH CORPORATION

(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)

(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                Entry into a Material Definitive Agreement.

Amendment of U.S. Revolving Credit Facility

On December 11, 2013, PHH Corporation (“PHH,” the “Company,” “we,” “our” or “us”) entered into a Second Amendment (the “U.S. Revolver Second Amendment”) to our Amended and Restated Credit Agreement, dated August 2, 2012 (as previously amended, the “U.S. Revolving Credit Facility”), among us, as borrower, the lenders referred to therein, Bank of America, N.A., Citibank, N.A., Manufacturers and Traders Trust Company, The Royal Bank of Scotland plc and Wells Fargo Bank, National Association, as syndication agents, Barclays Bank PLC, as documentation agent, and JPMorgan Chase Bank, N.A., as administrative agent. The U.S. Revolver Second Amendment became effective on December 11, 2013, and, pursuant to the terms of the U.S. Revolver Second Amendment, the terms and conditions of the U.S. Revolving Credit Facility were amended to provide the Company with additional flexibility to incur and repay up to $20 million in additional indebtedness under other revolving credit facilities.

The foregoing summary of the U.S. Revolver Second Amendment is qualified in its entirety by reference to the full text of the U.S. Revolver Second Amendment, a copy of which is filed with this Current Report on Form 8-K (this “Form 8-K”) as Exhibit 10.1, and is incorporated herein by reference.

Amendment of Parent Guaranty under Canadian Credit Facility

On December 12, 2013, the Company entered into a Second Amendment To Parent Guaranty (the “Canadian Parent Guaranty Second Amendment”) to that certain Parent Guaranty, dated September 25, 2012 (as previously amended, the “Canadian Revolver Parent Guaranty”), made by us in favor of The Bank of Nova Scotia, in its capacity as administrative agent (“Canadian Administrative Agent”) under the Credit Agreement, dated as of September 25, 2012, among PHH Vehicle Management Services Inc. (“PHH VMS Canada”), as borrower, the Canadian Administrative Agent, the subsidiaries of PHH VMS Canada, as subsidiary guarantors, and the lenders from time to time party thereto. The Canadian Parent Guaranty Second Amendment became effective on December 12, 2013, and, pursuant to the terms of the Canadian Parent Guaranty Second Amendment, the terms and conditions of the Canadian Revolver Parent Guaranty were amended to provide the Company with additional flexibility to incur and repay up to $20 million in additional indebtedness under other revolving credit facilities.

The foregoing summary of the Canadian Parent Guaranty Second Amendment is qualified in its entirety by reference to the full text of the Canadian Parent Guaranty Second Amendment, a copy of which is filed with this Form 8-K as Exhibit 10.2, and is incorporated herein by reference.

Renewal of Fannie Mae Committed Purchase Facility for Early Funding

Effective December 11, 2013, PHH Mortgage Corporation (“PHH Mortgage”), a wholly owned subsidiary of the Company, renewed its committed purchase facility for early funding with Fannie Mae pursuant to an amended and restated committed purchase facility for early funding letter agreement that is effective as of December 14, 2013, and is scheduled to terminate on December 13, 2014, subject to Fannie Mae’s and PHH Mortgage’s early termination rights (as amended and restated, the “Committed Funding Letter Agreement”).

Subject to compliance with its terms and conditions and provided no termination event has occurred pursuant to which Fannie Mae has exercised its right to terminate the Committed Funding Letter Agreement, the Committed Funding Letter Agreement commits Fannie Mae to accept sale and delivery and to purchase from PHH Mortgage mortgage loans and pools of mortgage loans pursuant to Fannie Mae’s “As Soon as Pooled” (“ASAP”) and “As Soon as Pooled Plus” (“ASAP Plus”) early funding programs from time to time during the term of the Committed Funding Letter Agreement.  Fannie Mae shall not be committed to purchase mortgage loans or pools of mortgage loans from PHH Mortgage to the extent that, after giving effect to the purchase thereof, the aggregate unpaid principal balance of mortgage loans and pools of mortgage loans considered to be Pending (as defined in the Committed Funding Letter Agreement) under PHH Mortgage’s ASAP and ASAP Plus agreements with Fannie Mae would exceed $500 million. This committed amount was reduced at the request of PHH Mortgage from $1 billion in order to reduce non-usage and commitment fees in light of lower facility utilization.  Upon the occurrence of a PHH Termination Event (as defined in the Committed Funding Letter Agreement), Fannie Mae may either waive the PHH

Termination Event and continue the Committed Funding Letter Agreement in full force and effect or, at its option, terminate the Committed Funding Letter Agreement upon written notice to the Company.

The foregoing description of the Committed Funding Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Committed Funding Letter Agreement, which is filed as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference in its entirety.

As a Fannie Mae approved seller and servicer, PHH Mortgage sells a substantial portion of the mortgage loans it originates to Fannie Mae and generally retains mortgage servicing rights in respect of such loans.

Item 8.01.                Other Events.

Extension of Wells Fargo Mortgage Financing Facilities

Effective December 6, 2013, PHH Mortgage, entered into a temporary sixty day extension of its Amended and Restated Master Repurchase Agreement with Wells Fargo Bank, N.A. (“Wells Fargo”).  As a result, PHH Mortgage’s mortgage warehouse facility with Wells Fargo is scheduled to terminate on February 4, 2014, unless terminated earlier in accordance with its terms, and PHH Mortgage intends to further extend such facility for an additional 364 days on or prior to February 4, 2014.

Effective December 6, 2013, PHH Home Loans, LLC, an indirect majority owned subsidiary of PHH Mortgage (together with its subsidiaries, “PHH Home Loans”), entered into a temporary sixty day extension of its Amended and Restated Master Repurchase Agreement with Wells Fargo.  As a result, PHH Home Loans’ mortgage warehouse facility with Wells Fargo is scheduled to terminate on February 4, 2014, unless terminated earlier in accordance with its terms, and PHH Home Loans intends to further extend such facility for an additional 364 days on or prior to February 4, 2014.

The PHH Mortgage and PHH Home Loans mortgage warehouse financing facilities with Wells Fargo provide aggregate committed mortgage warehouse financing capacity of $450 million.  Each such facility contains various customary representations, warranties, covenants, conditions precedent and indemnification provisions.

Expiration of Barclays Bank PLC Mortgage Financing Facilities

Effective December 10, 2013, PHH Mortgage voluntarily elected not to extend its committed mortgage warehouse and gestation financing facilities with Barclays Bank plc in order to reduce non-usage and commitment fees in light of low facility utilization.  As a result, PHH Mortgage’s mortgage warehouse and gestation financing facilities with Barclays Bank plc expired by their terms as of such date.

Effective December 10, 2013, PHH Home Loans voluntarily elected not to extend its committed mortgage warehouse financing facility with Barclays Bank plc in order to reduce non-usage and commitment fees in light of low facility utilization.  As a result, PHH Home Loans’ mortgage warehouse financing facility with Barclays Bank plc expired by its terms as of such date.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1

Second Amendment, dated as of December 11, 2013, to the Amended and Restated Credit Agreement, dated August 2, 2012, among PHH Corporation, as borrower, the lenders referred to therein, Bank of America, N.A., Citibank, N.A., Manufacturers and Traders Trust Company, The Royal Bank of Scotland plc and Wells Fargo Bank, National Association, as syndication agents, Barclays Bank PLC, as documentation agent, and JPMorgan Chase Bank, N.A., as administrative agent.

10.2

Second Amendment to Parent Guaranty, dated as of December 12, 2013, to the Parent Guaranty, dated as of September 25, 2012, made by PHH Corporation in favor of The Bank of Nova Scotia, in its capacity as administrative agent.

10.3	Letter Agreement between Fannie Mae and PHH Mortgage Corporation dated December 11, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

By:	/s/ William F. Brown
Name:	William F. Brown
Title:	Senior Vice President, General Counsel and Secretary

Dated: December 17, 2013

Index to Exhibits

Exhibit Number	Description
10.1

Second Amendment, dated as of December 11, 2013, to the Amended and Restated Credit Agreement, dated August 2, 2012, among PHH Corporation, as borrower, the lenders referred to therein, Bank of America, N.A., Citibank, N.A., Manufacturers and Traders Trust Company, The Royal Bank of Scotland plc and Wells Fargo Bank, National Association, as syndication agents, Barclays Bank PLC, as documentation agent, and JPMorgan Chase Bank, N.A., as administrative agent.

10.2

Second Amendment to Parent Guaranty, dated as of December 12, 2013, to the Parent Guaranty, dated as of September 25, 2012, made by PHH Corporation in favor of The Bank of Nova Scotia, in its capacity as administrative agent.

10.3	Letter Agreement between Fannie Mae and PHH Mortgage Corporation dated December 11, 2013.